EXHIBIT 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 (Registration Statement No. 333-34420 and 333-73650), pertaining to the Jacada Ltd. 1999 Share Option and Incentive Plan, the Jacada Ltd 1996 Share Option Plan and to the Jacada Ltd. 1994 Stock Option Plan, of our report, dated January 26, 2003 with respect to the consolidated financial statements of Jacada Ltd. included in its Annual Report (Form 20-F) for the year ended December 31, 2002.

Tel Aviv

May 29, 2003

Kost, Forer & Gabbay
KOST, FORER and GABBAY

A Member of Ernst & Young Global